Exhibit 99.1
                                 ------------


                                                          Mortgage Rates(1)

                                                                                                   Weighted
                                                                               Average   Average   Weighted  Average   Weighted
                                       Number        Aggregate   Percent     Principal  Weighted  Remaining  Average   Original
Range                                      of        Principal        of       Balance   Average    Term to     FICO   Loan-to-
of                                   Mortgage          Balance  Mortgage   Outstanding  Mortgage   Maturity   Credit      Value
Mortgage Rates (%)                      Loans      Outstanding     Loans           ($)  Rate (%)   (Months)    Score  Ratio (%)
-----------------------------------  --------  ---------------  ---------  -----------  --------  ---------  -------  ---------
6.001 - 6.500 .....................        66  $    32,961,266     17.61%      499,413     6.429        358      724      70.24
6.501 - 7.000 .....................       291      124,671,661     66.60       428,425     6.818        358      729      72.82
7.001 - 7.500 .....................       137       28,971,644     15.48       211,472     7.223        358      717      76.45
7.501 - 8.000 .....................         3          590,453      0.32       196,818     7.645        357      661      79.19
                                     --------  ---------------  ---------
  Total............................       497  $   187,195,024    100.00%
                                     ========  ===============  =========
---------
(1)  The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates inclusive of the interest premium charge by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (net of such premiums) was approximately 6.811% per annum. Without the adjustment, the weighted average mortgage rate on the mortgage loans was approximately 6.815% per annum.




                                             Current Mortgage Loan Principal Balances(1)

                                                                                                   Weighted
                                                                               Average   Average   Weighted  Average   Weighted
Range of                               Number        Aggregate   Percent     Principal  Weighted  Remaining  Average   Original
Current Mortgage                           of        Principal        of       Balance   Average    Term to     FICO   Loan-to-
Loan Principal                       Mortgage          Balance  Mortgage   Outstanding  Mortgage   Maturity   Credit      Value
Balances ($)                            Loans      Outstanding     Loans           ($)  Rate (%)   (Months)    Score  Ratio (%)
-----------------------------------  --------  ---------------  ---------  -----------  --------  ---------  -------  ---------
      0.01 - 50,000.00 ............         2  $        91,240      0.05%       45,620     7.316        357      700      70.24
 50,000.01 - 100,000.00 ...........        35        2,754,804      1.47        78,709     7.137        358      707      66.01
100,000.01 - 150,000.00 ...........        54        6,747,834      3.60       124,960     6.973        357      705      71.22
150,000.01 - 200,000.00 ...........        72       12,555,596      6.71       174,383     6.940        358      722      71.08
200,000.01 - 250,000.00 ...........        37        8,245,024      4.40       222,838     7.005        358      711      74.21
250,000.01 - 300,000.00 ...........        44       12,089,392      6.46       274,759     6.996        358      724      75.04
300,000.01 - 350,000.00 ...........        29        9,520,682      5.09       328,299     6.897        358      739      72.74
350,000.01 - 400,000.00 ...........        27       10,069,676      5.38       372,951     6.885        358      724      74.75
400,000.01 - 450,000.00 ...........        24       10,382,347      5.55       432,598     6.776        358      729      74.63
450,000.01 - 500,000.00 ...........        49       23,313,105     12.45       475,778     6.767        358      734      73.45
500,000.01 - 550,000.00 ...........        30       15,885,963      8.49       529,532     6.693        358      736      73.54
550,000.01 - 600,000.00 ...........        19       11,061,725      5.91       582,196     6.791        358      730      78.18
600,000.01 - 650,000.00 ...........        18       11,428,107      6.10       634,895     6.779        358      720      73.88
650,000.01 - 700,000.00 ...........        12        8,201,803      4.38       683,484     6.710        358      730      73.01
700,000.01 - 750,000.00 ...........         4        2,837,375      1.52       709,344     6.531        358      703      71.49
750,000.01 - 1,000,000.00 .........        32       27,406,137     14.64       856,442     6.667        358      729      70.63
1,000,000.01 - 1,500,000.00 .......         4        4,739,934      2.53     1,184,983     6.758        358      756      69.91
1,500,000.01 - 2,000,000.00 .......         4        7,064,282      3.77     1,766,071     6.970        356      710      66.88
Greater than 2,000,000.00 .........         1        2,800,000      1.50     2,800,000     6.875        358      682      80.00
                                     --------  ---------------  ---------
  Total............................       497  $   187,195,024    100.00%
                                     ========  ===============  =========

----------
(1)  As of the cut-off date, the average current mortgage loan principal balance of the mortgage loans was approximately $376,650.




                                                        FICO Credit Scores(1)

                                                                                                    Weighted
                                                                                Average   Average   Weighted  Average   Weighted
                                       Number        Aggregate   Percent      Principal  Weighted  Remaining  Average   Original
                                           of        Principal        of        Balance   Average    Term to     FICO   Loan-to-
Range of                             Mortgage          Balance  Mortgage    Outstanding  Mortgage   Maturity   Credit      Value
FICO Credit Scores                      Loans      Outstanding     Loans            ($)  Rate (%)   (Months)    Score  Ratio (%)
-----------------------------------  --------  ---------------  ---------   -----------  --------  ---------  -------  ---------
601 - 620 .........................         3  $       354,007      0.19%       118,002     6.693        353      616      70.02
621 - 640 .........................        16        3,722,989      1.99        232,687     7.044        358      632      76.19
641 - 660 .........................        36       11,675,962      6.24        324,332     6.819        358      650      76.73
661 - 680 .........................        39       13,207,291      7.06        338,648     6.852        358      671      73.16
681 - 700 .........................        66       27,963,582     14.94        423,691     6.815        358      690      71.90
701 - 720 .........................        85       30,375,227     16.23        357,356     6.804        358      710      73.36
721 - 740 .........................        63       21,360,908     11.41        339,062     6.842        358      730      73.37
741 - 760 .........................        59       25,745,685     13.75        436,368     6.771        358      751      73.60
761 - 780 .........................        74       31,426,434     16.79        424,682     6.815        358      770      72.98
781 - 800 .........................        42       15,650,438      8.36        372,629     6.770        358      789      68.64
801 - 820 .........................        14        5,712,502      3.05        408,036     6.847        358      805      72.87
                                     --------  ---------------  ---------
  Total............................       497  $   187,195,024    100.00%
                                     ========  ===============  =========
-----------
(1)  As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans was approximately 726.



                                             Documentation Program for Mortgage Loans(1)

                                                                                                    Weighted
                                                                                Average   Average   Weighted  Average   Weighted
                                       Number        Aggregate   Percent      Principal  Weighted  Remaining  Average   Original
                                           of        Principal        of        Balance   Average    Term to     FICO   Loan-to-
                                     Mortgage          Balance  Mortgage    Outstanding  Mortgage   Maturity   Credit      Value
Type of Program                         Loans      Outstanding     Loans            ($)  Rate (%)   (Months)    Score  Ratio (%)
-----------------------------------  --------  ---------------  ---------   -----------  --------  ---------  -------  ---------
Reduced ...........................       295  $   108,810,697     58.13%       368,850     6.814        358      729      72.47
Full/Alternative ..................       121       52,026,774     27.79        429,973     6.784        358      711      74.35
Stated Income/Stated Asset ........        46       15,965,999      8.53        347,087     6.823        358      740      72.67
No Income/No Asset ................        21        4,313,432      2.30        205,402     7.094        358      728      69.58
No Ratio ..........................        11        3,913,061      2.09        355,733     6.981        357      763      69.70
Preferred .........................         2        1,686,900      0.90        843,450     6.750        358      752      77.25
Full-DU ...........................         1          478,160      0.26        478,160     6.240        357      703      80.00
                                     --------  ---------------  ---------
  Total............................       497  $   187,195,024    100.00%
                                     ========  ===============  =========
-----------
(1)  Fannie Mae Desktop Underwriter is an automated underwriting system (AUS).




                                                 Original Loan-to-Value Ratios(1)(2)

                                                                                                    Weighted
                                                                                Average   Average   Weighted  Average   Weighted
                                       Number        Aggregate   Percent      Principal  Weighted  Remaining  Average   Original
Range of Original                          of        Principal        of        Balance   Average    Term to     FICO   Loan-to-
Loan-to-Value Ratios                 Mortgage          Balance  Mortgage    Outstanding  Mortgage   Maturity   Credit      Value
(%)                                     Loans      Outstanding     Loans            ($)  Rate (%)   (Months)    Score  Ratio (%)
-----------------------------------  --------  ---------------  ---------   -----------  --------  ---------  -------  ---------
0.01 - 50.00 ......................        40  $    11,225,010      6.00%       280,625     6.783        358      735      41.12
50.01 - 55.00 .....................        17        4,953,166      2.65        291,363     6.800        358      752      53.35
55.01 - 60.00 .....................        22        9,119,169      4.87        414,508     6.825        357      732      57.61
60.01 - 65.00 .....................        38       15,979,242      8.54        420,506     6.677        358      729      63.27
65.01 - 70.00 .....................        36       16,522,145      8.83        458,948     6.799        358      734      68.83
70.01 - 75.00 .....................        53       22,270,837     11.90        420,204     6.828        358      719      74.33
75.01 - 80.00 .....................       270      101,610,072     54.28        376,334     6.826        358      723      79.63
80.01 - 85.00 .....................         2          709,250      0.38        354,625     6.738        359      710      83.94
85.01 - 90.00 .....................        10        2,205,864      1.18        220,586     7.024        358      732      89.69
90.01 - 95.00 .....................         7        1,617,445      0.86        231,064     7.277        358      723      94.96
95.01 - 100.00 ....................         2          982,824      0.53        491,412     6.963        357      768     100.00
                                     --------  ---------------  ---------
  Total............................       497  $   187,195,024    100.00%
                                     ========  ===============  =========

---------
(1)  As of the cut-off date, the weighted average original Loan-to-Value Ratio of the mortgage loans was approximately 72.95%.
(2)  Does not take into account any secondary financing on the mortgage loans that may exist at the time of origination.




                                         Geographic Distribution of Mortgaged Properties(1)

                                                                                                    Weighted
                                                                                Average   Average   Weighted  Average   Weighted
                                       Number        Aggregate   Percent      Principal  Weighted  Remaining  Average   Original
                                           of        Principal        of        Balance   Average    Term to     FICO   Loan-to-
                                     Mortgage          Balance  Mortgage    Outstanding  Mortgage   Maturity   Credit      Value
State                                   Loans      Outstanding     Loans            ($)  Rate (%)   (Months)    Score  Ratio (%)
-----------------------------------  --------  ---------------  ---------   -----------  --------  ---------  -------  ---------
Alabama ...........................        11  $     2,540,751      1.36%       230,977     6.933        358      711      73.49
Arizona ...........................        16        7,194,855      3.84        449,678     6.867        358      730      75.42
Arkansas ..........................         3          299,022      0.16         99,674     7.215        355      725      80.00
California ........................       128       64,401,591     34.40        503,137     6.729        358      737      71.09
Colorado ..........................        22        7,099,793      3.79        322,718     6.796        358      734      74.87
Connecticut .......................         6        1,544,009      0.82        257,335     6.875        358      705      72.89
Delaware ..........................         1          484,163      0.26        484,163     6.750        358      698      58.00
District of Columbia ..............         1          547,900      0.29        547,900     6.750        358      802      80.00
Florida ...........................        92       29,911,772     15.98        325,128     6.926        358      721      70.17
Georgia ...........................        27        6,528,354      3.49        241,791     6.903        358      718      77.41
Hawaii ............................         2        1,256,609      0.67        628,304     6.450        358      682      74.33
Idaho .............................         1          478,160      0.26        478,160     6.240        357      703      80.00
Illinois ..........................         2          829,600      0.44        414,800     7.182        359      757      79.99
Indiana ...........................         2          101,066      0.05         50,533     7.064        356      683      77.48
Kansas ............................         1          519,848      0.28        519,848     6.750        358      703      79.99
Kentucky ..........................         2          278,808      0.15        139,404     7.074        357      700      77.35
Louisiana .........................         7        1,749,090      0.93        249,870     6.869        358      710      78.13
Maine .............................         3          526,647      0.28        175,549     6.961        358      690      67.41
Maryland ..........................        19        8,705,426      4.65        458,180     6.662        358      703      76.35
Massachusetts .....................         6        3,018,550      1.61        503,092     6.730        358      704      75.92
Michigan ..........................         8        1,809,428      0.97        226,179     6.972        358      712      71.03
Minnesota .........................         5        1,399,955      0.75        279,991     6.785        359      720      78.63
Mississippi .......................         2          204,254      0.11        102,127     7.128        359      721      94.68
Missouri ..........................         3        1,923,980      1.03        641,327     6.846        358      744      80.96
Montana ...........................         2        1,334,914      0.71        667,457     7.041        359      744      76.63
Nevada ............................        21        7,348,174      3.93        349,913     6.911        358      722      75.41
New Jersey ........................         4        2,588,296      1.38        647,074     6.672        358      742      77.65
New Mexico ........................         1          225,000      0.12        225,000     7.125        358      640      90.00
New York ..........................        12        7,230,257      3.86        602,521     6.835        357      715      68.05
North Carolina ....................        11        3,627,787      1.94        329,799     6.930        358      730      81.82
Ohio ..............................         3        1,108,610      0.59        369,537     6.801        358      698      80.15
Oregon ............................         9        2,173,833      1.16        241,537     6.781        358      765      70.81
Pennsylvania ......................         4        1,170,762      0.63        292,690     6.790        358      669      77.37
Rhode Island ......................         1          464,938      0.25        464,938     6.750        358      763      80.00
South Carolina ....................         9        2,195,458      1.17        243,940     6.947        357      724      73.57
South Dakota ......................         1           83,849      0.04         83,849     7.000        358      702      74.34
Tennessee .........................        12        2,084,708      1.11        173,726     7.048        358      718      78.49




                                                                                                    Weighted
                                                                                Average   Average   Weighted  Average   Weighted
                                       Number        Aggregate   Percent      Principal  Weighted  Remaining  Average   Original
                                           of        Principal        of        Balance   Average    Term to     FICO   Loan-to-
                                     Mortgage          Balance  Mortgage    Outstanding  Mortgage   Maturity   Credit      Value
State                                   Loans      Outstanding     Loans            ($)  Rate (%)   (Months)    Score  Ratio (%)
-----------------------------------  --------  ---------------  ---------   -----------  --------  ---------  -------  ---------
Texas .............................         5          529,780      0.28        105,956     6.990        358      723      70.17
Utah ..............................         4          656,948      0.35        164,237     6.872        358      741      84.79
Virginia ..........................        13        5,422,680      2.90        417,129     6.799        358      720      76.32
Washington ........................        13        5,072,200      2.71        390,169     6.842        358      712      66.56
West Virginia .....................         1          212,000      0.11        212,000     7.375        359      632      80.00
Wyoming ...........................         1          311,200      0.17        311,200     7.125        359      807      80.00
                                     --------  ---------------  ---------
  Total............................       497  $   187,195,024    100.00%
                                     ========  ===============  =========

---------
(1)  As of the cut-off date, no more than approximately 1.50% of the mortgage loans were secured by mortgaged properties located in any one postal zip code area.



                                                      Purpose of Mortgage Loans

                                                                                                    Weighted
                                                                                Average   Average   Weighted  Average   Weighted
                                       Number        Aggregate   Percent      Principal  Weighted  Remaining  Average   Original
                                           of        Principal        of        Balance   Average    Term to     FICO   Loan-to-
                                     Mortgage          Balance  Mortgage    Outstanding  Mortgage   Maturity   Credit      Value
Loan Purpose                            Loans      Outstanding     Loans            ($)  Rate (%)   (Months)    Score  Ratio (%)
-----------------------------------  --------  ---------------  ---------   -----------  --------  ---------  -------  ---------
Purchase ..........................       268  $   100,737,089     53.81%       375,885     6.828        358      733      76.72
Refinance (cash-out) ..............       163       59,510,517     31.79        365,095     6.831        358      715      68.67
Refinance (rate/term) .............        66       26,947,419     14.40        408,294     6.728        358      726      68.28
                                     --------  ---------------  ---------
  Total............................       497  $   187,195,024    100.00%
                                     ========  ===============  =========



                                                    Types of Mortgaged Properties

                                                                                                    Weighted
                                                                                Average   Average   Weighted  Average   Weighted
                                       Number        Aggregate   Percent      Principal  Weighted  Remaining  Average   Original
                                           of        Principal        of        Balance   Average    Term to     FICO   Loan-to-
                                     Mortgage          Balance  Mortgage    Outstanding  Mortgage   Maturity   Credit      Value
Property Type                           Loans      Outstanding     Loans            ($)  Rate (%)   (Months)    Score  Ratio (%)
-----------------------------------  --------  ---------------  ---------   -----------  --------  ---------  -------  ---------
Single Family Residence ...........       290  $   113,653,435     60.71%       391,908     6.806        358      722      72.23
Planned Unit Development ..........       141       51,719,215     27.63        366,803     6.837        358      729      74.41
Low-Rise Condominium ..............        42       13,366,198      7.14        318,243     6.756        358      736      74.13
2-4 Family Residence ..............        19        6,438,711      3.44        338,880     6.911        358      730      71.74
High-Rise Condominium .............         5        2,017,465      1.08        403,493     6.804        357      787      71.89
                                     --------  ---------------  ---------
  Total............................       497  $   187,195,024    100.00%
                                     ========  ===============  =========




                                                         Occupancy Types(1)

                                                                                                    Weighted
                                                                                Average   Average   Weighted  Average   Weighted
                                       Number        Aggregate   Percent      Principal  Weighted  Remaining  Average   Original
                                           of        Principal        of        Balance   Average    Term to     FICO   Loan-to-
                                     Mortgage          Balance  Mortgage    Outstanding  Mortgage   Maturity   Credit      Value
Occupancy Type                          Loans      Outstanding     Loans            ($)  Rate (%)   (Months)    Score  Ratio (%)
-----------------------------------  --------  ---------------  ---------   -----------  --------  ---------  -------  ---------
Primary Residence .................       412  $   163,726,899     87.46%       397,395     6.799        358      725      73.26
Secondary Residence ...............        33       15,398,518      8.23        466,622     6.841        358      736      72.11
Investment Property ...............        52        8,069,607      4.31        155,185     7.073        357      730      68.24
                                     --------  ---------------  ---------
  Total............................       497  $   187,195,024    100.00%
                                     ========  ===============  =========

------------
(1)  Based upon representations of the related borrowers at the time of origination.



                                                   Remaining Terms to Maturity(1)

                                                                                                    Weighted
                                                                                Average   Average   Weighted  Average   Weighted
                                       Number        Aggregate   Percent      Principal  Weighted  Remaining  Average   Original
                                           of        Principal        of        Balance   Average    Term to     FICO   Loan-to-
Remaining Term                       Mortgage          Balance  Mortgage    Outstanding  Mortgage   Maturity   Credit      Value
to Maturity (Months)                    Loans      Outstanding     Loans            ($)  Rate (%)   (Months)    Score  Ratio (%)
-----------------------------------  --------  ---------------  ---------   -----------  --------  ---------  -------  ---------
360 ...............................         2  $       375,200      0.20%       187,600     6.819        360      717      80.00
359 ...............................       144       51,225,556     27.36        355,733     6.879        359      728      72.68
358 ...............................       253      103,964,168     55.54        410,926     6.769        358      726      72.76
357 ...............................        45       17,513,970      9.36        389,199      6.74        357      725      75.16
356 ...............................        27        5,564,333      2.97        206,086     7.036        356      716      77.52
355 ...............................        13        4,932,416      2.63        379,417     6.988        355      740      73.96
354 ...............................         5        2,432,787      1.30        486,557     6.971        354      696      59.54
353 ...............................         4          634,532      0.34        158,633     7.151        353      703      62.38
352 ...............................         3          393,411      0.21        131,137     7.162        352      719      77.03
349 ...............................         1          158,652      0.08        158,652     6.375        349      620      65.00
                                     --------  ---------------  ---------
  Total............................       497  $   187,195,024    100.00%
                                     ========  ===============  =========

------------
(1)  As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans was approximately 358 months.




                                                Interest-Only Periods at Origination

                                                                                                    Weighted
                                                                                Average   Average   Weighted  Average   Weighted
                                       Number        Aggregate   Percent      Principal  Weighted  Remaining  Average   Original
                                           of        Principal        of        Balance   Average    Term to     FICO   Loan-to-
Interest Only                        Mortgage          Balance  Mortgage    Outstanding  Mortgage   Maturity   Credit      Value
Period (months)                         Loans      Outstanding     Loans            ($)  Rate (%)   (Months)    Score  Ratio (%)
-----------------------------------  --------  ---------------  ---------   -----------  --------  ---------  -------  ---------
0 .................................       256  $    90,620,351     48.41%       353,986     6.784        358      727      71.71
120 ...............................       241       96,574,673     51.59        400,725     6.844        358      725      74.11
                                     --------  ---------------  ---------
  Total............................       497  $   187,195,024    100.00%
                                     ========  ===============  =========



                                              Prepayment Charge Periods at Origination

                                                                                                    Weighted
                                                                                Average   Average   Weighted  Average   Weighted
                                       Number        Aggregate   Percent      Principal  Weighted  Remaining  Average   Original
                                           of        Principal        of        Balance   Average    Term to     FICO   Loan-to-
Prepayment Charge                    Mortgage          Balance  Mortgage    Outstanding  Mortgage   Maturity   Credit      Value
Period (months)                         Loans      Outstanding     Loans            ($)  Rate (%)   (Months)    Score  Ratio (%)
-----------------------------------  --------  ---------------  ---------   -----------  --------  ---------  -------  ---------
0 .................................       472  $   180,555,715     96.45%       382,533     6.813        358      726      73.01
36 ................................        21        5,287,294      2.82        251,776     6.840        357      740      72.86
60 ................................         4        1,352,015      0.72        338,004     6.872        358      718      65.10
                                     --------  ---------------  ---------
  Total............................       497  $   187,195,024    100.00%
                                     ========  ===============  =========